Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BE

SIXTY-FIRST AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Sixty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is the date last signed below (the "Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.  CSG agrees to provide and Customer desires to use CSG's InfoCast Files services pursuant to the terms of the Agreement and this Amendment.

2.  Therefore, Schedule C, "Recurring Services," of the Agreement is hereby amended by adding InfoCast Files services:

a)  Schedule C, "Recurring Services," is amended to add the following to the list of Recurring Services:

InfoCast Files

b)  Additionally, Schedule C, "Recurring Services," of the Agreement is further amended by adding InfoCast Files services to "Recurring Services Description" as follows:

InfoCast Files.  InfoCast Files are scheduled applications that create data extracts which are compressed, encrypted, as applicable, and sent to a secure FTP directory maintained by CSG on behalf of Customer (the "InfoCast Pick Up Site").  CSG will author the logic to create the report files from CSG Vantage® data and enhance or modify the logic in the event Vantage data objects change.  InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals.  Customer will access the InfoCast Pick Up Site to retrieve the extracted data.  CSG will maintain the extracted data on the InfoCast Pick Up Site for *********** (**) ***** or successful download by Customer, whichever first occurs.

3.  As a result, Schedule F, "Fees," Section entitled "CSG Licensed Products," Section II, entitled "Advanced Reporting" shall be amended to add a new subsection C. entitled "InfoCast Files," as follows:

C.  InfoCast Files

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation (Note 1) (Note 2)	*** *******	$*********
2.Multi-Schema InfoCast File Maintenance Fee (per ******** ****, designated Vantage Schemas) (Note 3) (Note 4)	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.Single-Schema InfoCast File Maintenance Fee (per ******** ****, per ******* ******) (Note 4)	*******	$******
4.Restoration Fee (Note 5)	*** **********	$******

Note 1: Implementation of the InfoCast File services will be pursuant to that certain Statement of Work (CSG document no. 4102360) to be executed by the parties for the Customer’s SPAs and related Schemas identified therein (the "InfoCast Files Implementation SOW").

Note 2:  Implementation will include InfoCast File delivery via SFTP for the Vantage tables identified in the InfoCast Files Implementation SOW.  Customer may make requests to CSG for additional InfoCast Files from time to time and/or Vantage Schemas.  Any such additional implementations will be subject to the Fees herein and will be implemented upon the parties' execution of a Letters of Authorization(s) or Statement of Work(s).

Note 3: For purposes of the InfoCast Files provided pursuant to the Sixty-first Amendment, Multi-Schema shall mean a group of schemas to be designated by the Customer to be implemented and delivered collectively. If Customer elects to have a single schema implemented and delivered as a stand-alone item, such Single-Schema fee outlined in the table above shall apply.  For clarification purposes, the designated schemas include those schemas existing as of the Effective Date of the Sixty-first Amendment.  Schemas added or removed subsequent to the Effective Date of the Amendment will be subject to the Fees herein and will be implemented upon the parties' execution of a Letters of Authorization(s) or Statement of Work(s).

Note 4: The Maintenance Fees and the Restoration Fee, referenced above, will be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

Note 5: InfoCast Files may be restored by CSG, at Customer's request, from an archived directory for up to *** ******* ****** (***) ***** and are subject to the InfoCast File Restoration Fee, per occurrence.

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: _____________________	Title: EVP, CAO & General Counsel
Name: ____________________	Name: Joseph T. Ruble
Date: _____________________	Date: 20 Jan 2015